TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated July 8, 2021

to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated July 29, 2020, each as supplemented or amended to date

Effective July 29, 2021, the Tweedy, Browne Global Value Fund and Tweedy, Browne Global Value Fund II – Currency Unhedged will change their names to “Tweedy, Browne International Value Fund” and “Tweedy, Browne International Value Fund II – Currency Unhedged,” respectively.

Accordingly, effective July 29, 2021, all references to Tweedy, Browne Global Value Fund in the Prospectus and SAI shall be deemed to be references to Tweedy, Browne International Value Fund, and all references to Tweedy, Browne Global Value Fund II – Currency Unhedged shall be deemed to be references to Tweedy, Browne International Value Fund II – Currency Unhedged.

There are no changes to the Funds’ investment policies or other features, and the Funds’ CUSIP numbers and ticker symbols will remain unchanged.

The Funds have always been managed as international vehicles. Tweedy, Browne and the Funds’ board of directors believe that the change of the term “Global” to “International” in each Fund’s name better reflects the composition of the Fund’s portfolio, given that each Fund invests primarily in foreign equity securities.

This Supplement should be retained with your Prospectus and SAI for future reference.

TWB-Sup-July 2021-1